UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06203)

Exact name of registrant as specified in charter:	Putnam Discovery Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2008

Date of reporting period: January 1, 2008 — June 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Discovery Growth Fund

6|30|08

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Discovery Growth
Fund

6 | 30 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	11
Expenses	13
Portfolio turnover	15
Risk	16
Your fund’s management	17
Terms and definitions	19
Trustee approval of management contract	21
Other information for shareholders	26
Financial statements	27
Brokerage commissions	55

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Charles E. Haldeman, Jr.

President of the Funds

John A. Hill

Chairman of the Trustees

August 20, 2008

About the fund

Seeking growth potential in all types of companies

Through more than 15 years of changing financial markets, Putnam Discovery Growth Fund has had the flexibility to invest in growing companies, regardless of the company’s size or industry. Take a look at the fund’s portfolio and you will find giant global corporations as well as small, less recognizable companies.

The fund’s flexible approach allows the management team to seek opportunities wherever they can be found, tapping into the growth potential of companies at all stages of the business life cycle. This is important because stocks of small, midsize, and large companies all offer distinct advantages — and different levels of risk — for investors.

Large companies tend to have fairly stable growth rates and stock prices. On the other hand, smaller, less mature companies have the potential to grow at much faster rates, but their stocks may experience more ups and downs. Stocks of midsize companies fall somewhere in between; they may not be growing as fast as their smaller counterparts, but their stock prices and growth rates are likely to be more stable.

To sort through thousands of companies, the team has the support of Putnam’s in-house research organization, whose analysts rigorously monitor stocks of growing companies. These analysts have specialized industry expertise and visit with company managements to determine which companies have the best prospects.

Regardless of how market conditions may change in the years ahead, Putnam Discovery Growth Fund’s team will remain focused on capturing growth potential for investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Fund holdings have ranged from established

leaders to emerging-growth companies.

Performance snapshot

Average annual total return (%) comparison as of 6/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Richard Weed

Rick, how did the fund perform for the six months ended June 30, 2008?

We are disappointed that the fund delivered a negative return and was unable to keep pace with its benchmarks for the period. It did, however, perform slightly better than the average return for funds in its Lipper peer group. It was a difficult period for the stock market overall, and within the fund’s portfolio, holdings declined across many sectors. Not surprisingly, the credit crisis had a negative effect on the fund’s financial holdings, although our decision to maintain a relatively low weighting in this sector helped somewhat. Our stock selection in the energy, basic materials, and technology sectors contributed positively to performance for the period.

Can you discuss the credit crisis that has been dominating financial news headlines?

It began as a subprime mortgage problem, when lax mortgage-lending practices led to rising debt loads for borrowers with weak credit histories. By mid-2007, subprime foreclosures began to rise considerably and stock market volatility intensified. This, in turn, led to

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 6/30/08. See page 6 and pages 11–12 for additional fund performance information. Index descriptions can be found on page 20.

increasingly tightened lending standards and a severe global credit crisis as banks and securities firms worldwide announced considerable write-downs and credit losses. As a result, the overall economy struggled, with the reduction of available credit putting downward pressure on economic growth.

Which stocks in the fund’s portfolio detracted from performance?

The credit crisis took its toll on the stock of Intercontinental Exchange, a global commodities and energy trading company. This company’s stock struggled as liquidity and available credit opportunities declined around the world. Another top detractor was Jackson Hewitt Tax Service, which prepares federal, state, and local income tax returns through a network of U.S. offices. After years of steady growth, the company’s sales and earnings have weakened considerably. Another disappointment was the stock of Chicago Bridge & Iron Company, an engineering and construction firm that struggled with cost increases and delays on some projects. After delivering superior returns throughout 2007, solar energy company Suntech Power retrenched somewhat.

As of the end of the semiannual period, we had sold the fund’s holdings in all four of these companies.

Which stocks contributed positively to performance?

In the energy sector of the fund’s portfolio, Massey Energy was a

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (1.4%)	Energy	Oil and gas
C.R. Bard, Inc. (1.2%)	Health care	Medical technology
Foster Wheeler, Ltd. (1.2%)	Capital goods	Environmental
FMC Technologies, Inc. (1.2%)	Energy	Energy (Oil Field)
Cameron International Corp. (1.1%)	Energy	Energy (Oil Field)
Equitable Resources, Inc. (1.1%)	Utilities and power	Natural gas utilities
Steel Dynamics, Inc. (1.1%)	Basic materials	Metals
Walter Industries, Inc. (1.0%)	Conglomerates	Conglomerates
CONSOL Energy, Inc. (1.0%)	Energy	Coal
McDermott International, Inc. (0.9%)	Capital goods	Engineering and construction

highlight. The company has benefited from growing worldwide demand for coal, which it produces and sells. Hercules Offshore, which provides drilling and marine services to oil and natural gas companies, was another top performer. Operational efficiencies and the world’s growing appetite for steel helped flat- and cold-rolled steel company Steel Dynamics deliver strong performance. Among the fund’s technology holdings, semiconductor firm Marvel Technology Group made a positive contribution. Demand continues to increase for Marvel’s products, used in cell phones and other consumer electronics devices.

Can you discuss your strategy in managing the fund’s portfolio?

We can invest in companies of all sizes, which is beneficial in difficult market environments like the one we find ourselves in today. We typically allocate approximately 30% of the fund’s portfolio to stocks of large companies and 70% to stocks of small and midsize companies. Although economic, market, and sector analysis is an important part of our investment process, it is secondary to our intensive research and in-depth analysis of individual companies and their stocks. We look for companies with skilled management teams and solid business models, particularly those with well-defined niches in rapidly growing industries. From that group, we select stocks that we believe are attractively priced relative to their long-term potential.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

What is your outlook for the fund as we move into the second half of its fiscal year?

At the close of the fiscal period, the stock market remained volatile and investors were growing increasingly concerned about the state of the U.S. economy. Stocks had stabilized somewhat after a low point in March, thanks to significant actions by the Federal Reserve [the Fed], including aggressive interest-rate cuts and policy changes, such as its agreement to lend money to Wall Street investment banks for the first time since the 1930s. We believe the Fed’s response has been crucial, but significant issues and risks remain, including a U.S. economy that remains weak, high energy prices, escalating concerns about global inflation, a weak U.S. dollar, and a troubled housing market.

For the fund, our focus remains on the long-term potential of individual companies rather than short-term developments in the economy. We believe our ability to invest in companies of all sizes — and across all industries — will help returns, particularly in more volatile market environments. Finally, we believe our fund’s shareholders are best served by our diversified portfolio, our intensive research and analysis, and our continued focus on the long term.

I N V E S T M E N T  I N  S I G H T

The benchmark guide for inflation in the U.S. economy is the Consumer Price Index (CPI), calculated each month by the U.S. Bureau of Labor Statistics.The national CPI is the average change over time in the prices paid by consumers for goods and services across the United States. The CPI employs a “basket” approach that compares pricing of a consistent selection of goods and services from year to year, focusing on those bought and used daily by consumers, including items ranging from gas and food to doctors’ visits and haircuts.The U.S. Bureau of Labor Statistics also publishes a second inflation measurement, known as core CPI, which excludes volatile energy and food prices, leading some to believe core CPI may be the more accurate gauge of underlying inflation. Still, core CPI is controversial in some circles because consumers spend a large portion of their monthly incomes on energy and food. In June 2008, the CPI was 5.0% higher than it was in June 2007, while the core CPI rose 2.5% over the 12-month period.

Rick, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/14/93)		(10/2/95)		(2/1/99)		(10/2/95)		(12/1/03)	(3/4/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.58%	7.16%	6.78%	6.78%	6.78%	6.78%	7.05%	6.80%	7.31%	7.69%

10 years	5.58	–0.49	–2.00	–2.00	–1.90	–1.90	0.49	–3.03	3.02	7.25
Annual average	0.54	–0.05	–0.20	–0.20	–0.19	–0.19	0.05	–0.31	0.30	0.70

5 years	44.27	35.95	39.08	37.07	38.97	38.97	40.70	35.77	42.60	46.13
Annual average	7.61	6.33	6.82	6.51	6.80	6.80	7.07	6.31	7.36	7.88

3 years	18.40	11.62	15.79	12.79	15.81	15.81	16.66	12.57	17.53	19.29
Annual average	5.79	3.73	5.01	4.09	5.01	5.01	5.27	4.03	5.53	6.06

1 year	–10.86	–16.00	–11.49	–15.92	–11.52	–12.40	–11.31	–14.43	–11.09	–10.63

6 months	–9.43	–14.65	–9.71	–14.22	–9.74	–10.65	–9.62	–12.78	–9.52	–9.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 6/30/08

			Lipper Multi-Cap
	Russell Midcap	Russell 2500	Growth Funds
	Growth Index	Growth Index	category average*

Annual average
(life of fund)	9.56%	8.48%	10.97%

10 years	73.10	65.51	56.80
Annual average	5.64	5.17	4.00

5 years	78.77	73.22	59.02
Annual average	12.32	11.61	9.54

3 years	26.65	23.87	23.22
Annual average	8.19	7.40	7.06

1 year	–6.42	–9.20	–6.78

6 months	–6.81	–7.86	–10.79

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/08, there were 528, 493, 374, 314, 135, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 6/30/08

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/31/07	$22.38	$23.75*	$20.30	$20.94	$21.00	$21.76*	$22.16	$22.70

6/30/08	20.27	21.51	18.33	18.90	18.98	19.67	20.05	20.59

The fund made no distributions during the period.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses

For the fiscal year ended 12/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s management team limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from January 1, 2008, to June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.35	$ 9.89	$ 9.89	$ 8.71	$ 7.53	$ 5.17

Ending value (after expenses)	$905.70	$902.90	$902.60	$903.80	$904.80	$907.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2008, use the calculation method below. To find the value of your investment on January 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.72	$ 10.47	$ 10.47	$ 9.22	$ 7.97	$ 5.47

Ending value (after expenses)	$1,018.20	$1,014.47	$1,014.47	$1,015.71	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group*	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Discovery Growth Fund	119%	89%	141%	93%	62%

Lipper Multi-Cap Growth Funds
category average	108%	108%	117%	125%	142%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on December 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth and Global Asset Allocation teams. Richard Weed is the Portfolio Leader, and Raymond Haddad, Jeffrey Knight, and Robert Schoen are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2008, and June 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 6/30/07.

Trustee and Putnam employee fund ownership

As of June 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 284,000	$ 85,000,000

Putnam employees	$5,107,000	$602,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Richard Weed is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Raymond Haddad is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund, Putnam New Opportunities Fund, and Putnam Vista Fund.

Jeffrey Knight is also a Portfolio Leader of the Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, Putnam Growth Opportunities Fund, and Putnam Voyager Fund, and a Portfolio Member of The George Putnam Fund of Boston.

Robert Schoen is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund, and a Portfolio Member of the Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios) and Putnam Income Strategies Fund.

Richard Weed, Raymond Haddad, Jeffrey Knight, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 66th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008.They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year, and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

79th	62nd	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 518, 399, and 339 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam Funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five-, and ten-year periods ended June 30, 2008, were 77%, 72%, and 81%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2008, the fund ranked 377th out of 493, 224th out of 314, and 110th out of 135, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 6/30/08 (Unaudited)

COMMON STOCKS (96.3%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
Omnicom Group, Inc.	25,200	$1,130,976

Aerospace and Defense (1.9%)
Alliant Techsystems, Inc. † (S)	18,400	1,870,912
Boeing Co. (The)	37,500	2,464,500
Goodrich Corp.	4,445	210,960
L-3 Communications Holdings, Inc.	12,400	1,126,788
Lockheed Martin Corp.	38,700	3,818,142
United Technologies Corp.	33,000	2,036,100
		11,527,402

Automotive (1.5%)
AutoZone, Inc. †	38,200	4,622,582
BorgWarner, Inc.	31,600	1,402,408
Copart, Inc. † (S)	46,200	1,978,284
Exide Technologies †	76,000	1,273,760
		9,277,034

Banking (0.7%)
Barclays PLC ADR (United Kingdom) (S)	24,300	562,545
Northern Trust Corp.	13,100	898,267
Toronto-Dominion Bank (The) (Canada)	15,400	958,958
U.S. Bancorp	74,800	2,086,172
		4,505,942

Beverage (0.6%)
Coca-Cola Co. (The) (S)	25,900	1,346,282
Pepsi Bottling Group, Inc. (The)	32,200	899,024
PepsiCo, Inc.	20,100	1,278,159
		3,523,465

Biotechnology (1.5%)
Amgen, Inc. †	20,900	985,644
Biogen Idec, Inc. †	22,600	1,263,114
Genzyme Corp. †	19,100	1,375,582
Martek Biosciences Corp. † (S)	94,400	3,182,224
Medicines Co. † (S)	121,000	2,398,220
		9,204,784

Broadcasting (0.3%)
CTC Media, Inc. (Russia) † (S)	71,000	1,750,860

Cable Television (0.2%)
DirecTV Group, Inc. (The) †	51,600	1,336,956

COMMON STOCKS (96.3%)* continued

	Shares	Value

Chemicals (2.6%)
Celanese Corp. Ser. A	9,700	$442,902
Fertilizantes Fosfatados SA (Preference) (Brazil)	44,100	3,364,894
FMC Corp. (S)	41,000	3,175,040
Monsanto Co.	22,400	2,832,256
Potash Corp. of Saskatchewan (Canada)	7,000	1,599,990
Sigma-Adrich Corp.	57,200	3,080,792
Terra Industries, Inc.	28,500	1,406,475
		15,902,349

Coal (2.7%)
Arch Coal, Inc.	58,700	4,404,261
CONSOL Energy, Inc. (S)	51,800	5,820,766
Foundation Coal Holdings, Inc.	23,300	2,063,914
Massey Energy Co.	39,900	3,740,625
		16,029,566

Commercial and Consumer Services (1.7%)
Brink’s Co. (The)	46,400	3,035,488
Dun & Bradstreet Corp. (The)	7,644	669,920
Equifax, Inc.	25,853	869,178
H&R Block, Inc.	157,600	3,372,640
Watson Wyatt Worldwide, Inc. Class A	38,800	2,052,132
		9,999,358

Communications Equipment (1.7%)
Cisco Systems, Inc. †	128,740	2,994,492
Corning, Inc.	22,100	509,405
F5 Networks, Inc. †	121,700	3,458,714
Harris Corp.	61,038	3,081,809
		10,044,420

Computers (4.4%)
ANSYS, Inc. † (S)	77,535	3,653,449
Apple Computer, Inc. †	22,100	3,700,424
EMC Corp. †	103,900	1,526,291
Hewlett-Packard Co.	73,800	3,262,698
IBM Corp.	38,700	4,587,111
National Instruments Corp. (S)	64,900	1,841,213
NCR Corp. †	123,000	3,099,600
NetApp, Inc. †	18,900	409,374
Nuance Communications, Inc. † (S)	66,400	1,040,488
Solera Holdings, Inc. † (S)	121,400	3,357,924
		26,478,572

Conglomerates (3.1%)
AMETEK, Inc.	66,300	3,130,686
General Electric Co.	103,400	2,759,746
Harsco Corp.	38,400	2,089,344
Honeywell International, Inc.	17,000	854,760

COMMON STOCKS (96.3%)* continued

	Shares	Value

Conglomerates continued
SPX Corp.	24,300	$3,201,039
Tyco International, Ltd. (Bermuda)	13,900	556,556
Walter Industries, Inc.	56,090	6,100,909
		18,693,040

Consumer Finance (0.3%)
Capital One Financial Corp.	41,800	1,588,818

Consumer Goods (1.0%)
Clorox Co. (S)	10,200	532,440
Colgate-Palmolive Co.	8,400	580,440
Procter & Gamble Co. (The)	67,100	4,080,351
Unilever NV (NY Shares) (Netherlands)	19,100	542,440
		5,735,671

Consumer Services (—%)
Netflix, Inc. † (S)	5,000	130,350

Containers (0.1%)
Owens-Illinois, Inc. †	7,300	304,337

Distribution (0.2%)
LKQ Corp. † (S)	74,500	1,346,215

Electric Utilities (0.7%)
Edison International	5,700	292,866
FirstEnergy Corp.	5,100	419,883
PNM Resources, Inc. (S)	263,500	3,151,460
Public Service Enterprise Group, Inc. (S)	10,600	486,858
		4,351,067

Electrical Equipment (0.6%)
Emerson Electric Co. (S)	10,400	514,280
Molex, Inc. (S)	124,400	3,036,604
		3,550,884

Electronics (4.2%)
Altera Corp.	216,100	4,473,270
Amphenol Corp. Class A (S)	68,100	3,056,328
Analog Devices, Inc.	124,300	3,949,011
Badger Meter, Inc.	7,035	355,479
Intel Corp.	127,800	2,745,144
Itron, Inc. †	12,600	1,239,210
Marvell Technology Group, Ltd. (Bermuda) †	186,100	3,286,526
MEMC Electronic Materials, Inc. †	11,500	707,710
National Semiconductor Corp. (S)	38,400	788,736
Texas Instruments, Inc.	57,600	1,622,016
Xilinx, Inc. (S)	111,000	2,802,750
		25,026,180

COMMON STOCKS (96.3%)* continued

	Shares	Value

Energy (Oil Field) (7.5%)
BJ Services Co. (S)	89,100	$2,845,854
Cameron International Corp. † (S)	123,200	6,819,120
Core Laboratories NV (Netherlands) † (S)	24,200	3,444,870
Dresser-Rand Group, Inc. †	5,600	218,960
Dril-Quip, Inc. † (S)	59,000	3,717,000
FMC Technologies, Inc. †	92,300	7,100,639
Halliburton Co. (S)	46,200	2,451,834
Hercules Offshore, Inc. † (S)	144,513	5,494,384
National-Oilwell Varco, Inc. †	20,717	1,838,012
Noble Corp.	6,400	415,744
Oceaneering International, Inc. † (S)	64,600	4,977,430
Schlumberger, Ltd.	9,800	1,052,814
Smith International, Inc. (S)	46,500	3,866,010
Transocean, Inc. †	6,500	990,535
		45,233,206

Energy (Other) (1.0%)
Covanta Holding Corp. †	94,800	2,530,212
First Solar, Inc. † (S)	13,200	3,601,224
		6,131,436

Engineering & Construction (2.1%)
Fluor Corp. (S)	23,300	4,335,664
Jacobs Engineering Group, Inc. † (S)	37,700	3,042,390
McDermott International, Inc. † (S)	89,300	5,526,777
		12,904,831

Environmental (1.2%)
Foster Wheeler, Ltd. † (S)	98,800	7,227,220

Financial (0.3%)
Assurant, Inc.	18,700	1,233,452
Nasdaq OMX Group, Inc. (The) †	17,200	456,660
		1,690,112

Food (1.0%)
Bunge, Ltd.	4,900	527,681
Cal-Maine Foods, Inc. (S)	77,977	2,572,461
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar ADR (Brazil)	65,000	2,759,900
Sara Lee Corp.	30,600	374,850
		6,234,892

Forest Products and Packaging (0.6%)
Plum Creek Timber Company, Inc. (R)	78,900	3,369,819

Gaming & Lottery (—%)
International Game Technology	6,600	164,868

COMMON STOCKS (96.3%)* continued

	Shares	Value

Health Care Services (4.0%)
Aetna, Inc.	16,700	$676,851
Amedisys, Inc. † (S)	71,900	3,625,198
BioMarin Pharmaceuticals, Inc. † (S)	65,200	1,889,496
Charles River Laboratories International, Inc. † (S)	60,300	3,854,376
Community Health Systems, Inc. † (S)	58,900	1,942,522
Express Scripts, Inc. †	52,300	3,280,256
Humana, Inc. †	14,000	556,780
IMS Health, Inc.	59,400	1,384,020
Medco Health Solutions, Inc. †	14,900	703,280
Pediatrix Medical Group, Inc. † (S)	30,000	1,476,900
Pharmaceutical Product Development, Inc.	71,700	3,075,930
Warner Chilcott, Ltd. Class A (Bermuda) † (S)	59,100	1,001,745
WellPoint, Inc. †	16,700	795,922
		24,263,276

Insurance (0.3%)
AFLAC, Inc.	11,900	747,320
American International Group, Inc.	45,400	1,201,284
		1,948,604

Investment Banking/Brokerage (0.9%)
Blackstone Group LP (The)	55,200	1,005,192
Federated Investors, Inc.	15,200	523,184
Goldman Sachs Group, Inc. (The)	10,850	1,897,665
Janus Capital Group, Inc. (S)	15,400	407,638
Raymond James Financial, Inc.	15,800	416,962
State Street Corp.	18,000	1,151,820
T. Rowe Price Group, Inc.	2,600	146,822
		5,549,283

Machinery (2.8%)
AGCO Corp. † #	60,200	3,155,082
Bucyrus International, Inc. Class A	30,500	2,227,110
Caterpillar, Inc.	36,500	2,694,430
Cummins, Inc.	5,500	360,360
Deere (John) & Co.	4,700	339,011
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	9,600	359,328
Joy Global, Inc. (S)	68,900	5,224,687
Parker-Hannifin Corp. (S)	8,450	602,654
Terex Corp. †	35,200	1,808,224
		16,770,886

Manufacturing (2.3%)
Actuant Corp. Class A	79,276	2,485,303
Acuity Brands, Inc. (S)	62,400	3,000,192
Flowserve Corp.	22,200	3,034,740
Matthews International Corp. (S)	78,311	3,544,356
Mettler-Toledo International, Inc. †	19,200	1,821,312
		13,885,903

COMMON STOCKS (96.3%)* continued

	Shares	Value

Media (0.3%)
Time Warner, Inc. (S)	35,600	$526,880
Walt Disney Co. (The)	36,550	1,140,360
		1,667,240

Medical Technology (5.6%)
Baxter International, Inc.	6,400	409,216
Becton, Dickinson and Co.	22,300	1,812,990
Bruker BioSciences Corp. † (S)	211,200	2,713,920
C.R. Bard, Inc.	84,300	7,414,185
Datascope Corp. (S)	45,400	2,133,800
Haemonetics Corp. † (S)	44,600	2,473,516
Hospira, Inc. †	30,200	1,211,322
Intuitive Surgical, Inc. †	1,700	457,980
Luminex Corp. †	90,786	1,865,652
Medtronic, Inc.	35,600	1,842,300
PerkinElmer, Inc. (S)	70,300	1,957,855
St. Jude Medical, Inc. †	31,200	1,275,456
Varian Medical Systems, Inc. †	64,200	3,328,770
West Pharmaceutical Services, Inc.	102,800	4,449,184
Zimmer Holdings, Inc. †	5,500	374,275
		33,720,421

Metal Fabricators (0.3%)
Mueller Industries, Inc. (S)	59,422	1,913,388

Metals (5.3%)
Agnico-Eagle Mines, Ltd. (Canada)	34,100	2,536,017
AK Steel Holding Corp.	56,800	3,919,200
Cleveland-Cliffs, Inc. (S)	28,800	3,432,672
Freeport-McMoRan Copper & Gold, Inc. Class B	8,500	996,115
Nucor Corp.	5,000	373,350
PAN American Silver Corp. (Canada) † (S)	51,800	1,791,244
Reliance Steel & Aluminum Co. (S)	30,400	2,343,536
Schnitzer Steel Industries, Inc. Class A (S)	17,800	2,039,880
Southern Copper Corp.	42,600	4,542,438
Steel Dynamics, Inc. (S)	166,300	6,497,341
United States Steel Corp.	3,100	572,818
Yamana Gold, Inc. (Canada)	161,900	2,677,826
		31,722,437

Natural Gas Utilities (2.0%)
Equitable Resources, Inc. (S)	95,400	6,588,324
Questar Corp.	73,600	5,228,544
		11,816,868

Oil & Gas (7.7%)
Chevron Corp.	18,700	1,853,731
ConocoPhillips	29,000	2,737,310
Denbury Resources, Inc. †	139,300	5,084,450
Devon Energy Corp.	17,200	2,066,752

COMMON STOCKS (96.3%)* continued

	Shares	Value

Oil & Gas continued
Exxon Mobil Corp. (S)	96,200	$8,478,106
Helmerich & Payne, Inc. (S)	40,500	2,916,810
Hess Corp. (S)	20,500	2,586,895
Marathon Oil Corp.	11,400	591,318
Nabors Industries, Ltd. (Bermuda) † (S)	31,500	1,550,745
Occidental Petroleum Corp.	43,100	3,872,966
OGX Petroleo E Gas Participa (Brazil) †	13	10,343
Patterson-UTI Energy, Inc. (S)	69,955	2,521,178
Range Resources Corp.	16,300	1,068,302
Rex Energy Corp. † (S)	111,200	2,935,680
Southwestern Energy Co. †	103,900	4,946,679
Sunoco, Inc. (S)	24,600	1,000,974
Tesoro Corp. (S)	16,200	320,274
Valero Energy Corp.	38,400	1,581,312
		46,123,825

Pharmaceuticals (3.0%)
Cephalon, Inc. † (S)	27,700	1,847,313
Eli Lilly & Co.	16,000	738,560
Forest Laboratories, Inc. †	9,600	333,504
Johnson & Johnson	57,200	3,680,248
Merck & Co., Inc.	44,200	1,665,898
Owens & Minor, Inc. (S)	71,000	3,243,990
Perrigo Co. (S)	75,700	2,404,989
Schering-Plough Corp.	45,300	891,957
Watson Pharmaceuticals, Inc. † (S)	84,800	2,304,016
Wyeth	19,800	949,608
		18,060,083

Power Producers (0.3%)
AES Corp. (The) †	55,000	1,056,550
NRG Energy, Inc. † (S)	10,900	467,610
		1,524,160

Publishing (0.5%)
Marvel Entertainment, Inc. † (S)	79,900	2,567,986
McGraw-Hill Cos., Inc. (The) (S)	7,383	296,206
		2,864,192

Railroads (0.1%)
Norfolk Southern Corp.	6,200	388,554

Real Estate (2.5%)
CB Richard Ellis Group, Inc. Class A †	97,101	1,864,339
Cyrela Brazil Realty SA (Brazil)	213,600	2,962,541
Gafisa SA ADR (Brazil) (S)	119,200	4,096,904
Jones Lang LaSalle, Inc.	5,864	352,954
Nationwide Health Properties, Inc. (R)	72,600	2,286,174
Realex Properties Corp. (Canada)	430	444
Ventas, Inc. (R)	80,200	3,414,114
		14,977,470

COMMON STOCKS (96.3%)* continued

	Shares	Value

Restaurants (0.8%)
Burger King Holdings, Inc. (S)	106,600	$2,855,814
McDonald’s Corp.	6,600	371,052
Starbucks Corp. †	10,900	171,566
Yum! Brands, Inc.	39,300	1,379,037
		4,777,469

Retail (5.0%)
Abercrombie & Fitch Co. Class A	5,600	351,008
Aeropostale, Inc. †	46,900	1,469,377
Amazon.com, Inc. † (S)	1,200	87,996
Best Buy Co., Inc.	5,200	205,920
Big Lots, Inc. † (S)	12,400	387,376
BJ’s Wholesale Club, Inc. † (S)	5,100	197,370
Buckle, Inc. (The) (S)	27,600	1,262,148
Cash America International, Inc. (S)	39,200	1,215,200
Costco Wholesale Corp.	6,400	448,896
CVS Caremark Corp.	45,600	1,804,392
Dollar Tree, Inc. †	9,154	299,244
GameStop Corp. †	8,200	331,280
GOME Electrical Appliances Holdings, Ltd. (Hong Kong)	4,988,000	2,367,043
Kroger Co.	31,800	918,066
Lowe’s Cos., Inc. (S)	46,800	971,100
Priceline.com, Inc. † (S)	33,700	3,891,002
Rent-A-Center, Inc. † (S)	102,800	2,114,596
Safeway, Inc.	25,400	725,170
TJX Cos., Inc. (The)	121,900	3,836,193
Urban Outfitters, Inc. † (S)	57,300	1,787,187
Wet Seal, Inc. (The) Class A † (S)	606,663	2,893,783
Wolverine World Wide, Inc. (S)	83,300	2,221,611
		29,785,958

Schools (0.7%)
DeVry, Inc. (S)	74,300	3,983,966

Shipping (0.8%)
Kirby Corp. † (S)	91,900	4,411,200
Ryder System, Inc.	2,900	199,752
		4,610,952

Software (3.1%)
Activision, Inc. †	109,700	3,737,479
Adobe Systems, Inc. †	44,900	1,768,611
Autodesk, Inc. †	14,500	490,245
Informatica Corp. † (S)	102,587	1,542,908
McAfee, Inc. † (S)	64,600	2,198,338
Microsoft Corp.	175,600	4,830,756
Red Hat, Inc. † (S)	168,200	3,480,058
Symantec Corp. †	46,100	892,035
		18,940,430

COMMON STOCKS (96.3%)* continued

	Shares	Value

Staffing (0.5%)
Hewitt Associates, Inc. Class A †	80,200	$3,074,066

Technology (0.5%)
Affiliated Computer Services, Inc. Class A †	58,400	3,123,816

Technology Services (1.4%)
Accenture, Ltd. Class A (Bermuda)	13,100	533,432
Asiainfo Holdings, Inc. (China) †	128,200	1,515,324
eBay, Inc. †	65,500	1,790,115
Google, Inc. Class A †	3,684	1,939,331
Salesforce.com, Inc. † (S)	37,000	2,524,510
Yahoo!, Inc. †	13,100	270,646
		8,573,358

Textiles (0.3%)
Coach, Inc. †	34,600	999,248
NIKE, Inc. Class B (S)	10,600	631,866
		1,631,114

Tire & Rubber (—%)
Goodyear Tire & Rubber Co. (The) †	14,100	251,403

Tobacco (0.3%)
Altria Group, Inc.	41,300	849,128
Philip Morris International, Inc.	24,900	1,229,811
		2,078,939

Toys (0.7%)
Hasbro, Inc. (S)	62,000	2,214,640
Leapfrog Enterprises, Inc. † (S)	254,000	2,113,280
		4,327,920

Transportation Services (0.3%)
Landstar Systems, Inc. (S)	35,500	1,960,310

Waste Management (0.1%)
Republic Services, Inc.	20,200	599,942

Total common stocks (cost $549,960,748)		$579,310,863

INVESTMENT COMPANIES (—%)* (cost $198,739)

	Shares	Value
iShares FTSE/Xinhua China 25 Index Fund	1,300	$170,937

CONVERTIBLE PREFERRED STOCKS (—%)*

	Shares	Value

MarketSoft Software Corp. escrow (acquired 2/9/06, cost $—)
(Private) ‡ † (F)	182,257	$18
Totality Corp. Ser. D, $0.346 cum. cv. pfd.
(acquired 7/27/00, cost $311,442) (Private) ‡ † (F)	122,060	12

Total convertible preferred stocks (cost $311,442)		$30

SHORT-TERM INVESTMENTS (21.1%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.00% to 3.75% and
due dates ranging from July 1, 2008 to August 19, 2008 (d)	$115,940,810	$115,809,231
Putnam Prime Money Market Fund (e)	11,234,924	11,234,924

Total short-term investments (cost $127,044,155)		$127,044,155

TOTAL INVESTMENTS

Total investments (cost $677,515,084)		$706,525,985

* Percentages indicated are based on net assets of $601,458,313.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2008 was $30 or less than 0.1% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2008.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at June 30, 2008.

At June 30, 2008, liquid assets totaling $4,804,125 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	15	$4,804,125	Sep-08	$(164,163)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$590,716,724	$(164,163)

Level 2	115,809,231	—

Level 3	30	—

Total	$706,525,985	$(164,163)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of June 30, 2008:

	Investment in securities	Other financial instruments

Balance as of December 31, 2007	$7,922	$—

Accrued discounts/premiums	—	—

Realized gain/loss	7,391	—

Change in net unrealized appreciation (depreciation)	(7,892)	—

Net purchases/sales	(7,391)	—

Net transfers in and/or out of Level 3	—	—

Balance as of June 30, 2008	$30	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/08 (Unaudited)

ASSETS

Investment in securities, at value, including $110,246,679 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $666,280,160)	$ 695,291,061
Affiliated issuers (identified cost $11,234,924) (Note 5)	11,234,924

Dividends, interest and other receivables	456,887

Receivable for shares of the fund sold	78,124

Receivable for securities sold	26,833,565

Receivable for variation margin (Note 1)	3,812

Total assets	733,898,373

LIABILITIES

Payable to custodian (Note 2)	12,379

Payable for securities purchased	13,589,634

Payable for shares of the fund repurchased	959,809

Payable for compensation of Manager (Notes 2 and 5)	961,035

Payable for investor servicing fees (Note 2)	205,710

Payable for custodian fees (Note 2)	12,028

Payable for Trustee compensation and expenses (Note 2)	251,011

Payable for administrative services (Note 2)	1,855

Payable for distribution fees (Note 2)	404,943

Collateral on securities loaned, at value (Note 1)	115,809,231

Other accrued expenses	232,425

Total liabilities	132,440,060

Net assets	$ 601,458,313

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,493,847,534

Accumulated net investment loss and foreign currency transactions (Note 1)	(1,608,233)

Accumulated net realized loss on investments (Note 1)	(919,627,726)

Net unrealized appreciation of investments	28,846,738

Total — Representing net assets applicable to capital shares outstanding	$ 601,458,313

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($458,583,610 divided by 22,619,306 shares)	$20.27

Offering price per class A share
(100/94.25 of $20.27)*	$21.51

Net asset value and offering price per class B share
($94,930,246 divided by 5,180,240 shares)**	$18.33

Net asset value and offering price per class C share
($23,262,004 divided by 1,230,625 shares)**	$18.90

Net asset value and redemption price per class M share
($14,547,505 divided by 766,317 shares)	$18.98

Offering price per class M share
(100/96.50 of $18.98)*	$19.67

Net asset value, offering price and redemption price per class R share
($140,815 divided by 7,023 shares)	$20.05

Net asset value, offering price and redemption price per class Y share
($9,994,133 divided by 485,293 shares)	$20.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 6/30/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $6,283) (Note 1)	$ 2,431,821

Interest (including interest income of $407,878
from investments in affiliated issuers) (Note 5)	408,490

Securities lending	$368,389

Total investment income	3,208,700

EXPENSES

Compensation of Manager (Note 2)	2,164,209

Investor servicing fees (Note 2)	1,289,611

Custodian fees (Note 2)	16,198

Trustee compensation and expenses (Note 2)	22,992

Administrative services (Note 2)	17,535

Distribution fees — Class A (Note 2)	576,112

Distribution fees — Class B (Note 2)	633,163

Distribution fees — Class C (Note 2)	123,715

Distribution fees — Class M (Note 2)	58,274

Distribution fees — Class R (Note 2)	319

Other	272,735

Fees waived and reimbursed by Manager (Notes 2 and 5)	(291,482)

Total expenses	4,883,381

Expense reduction (Note 2)	(66,448)

Net expenses	4,816,933

Net investment loss	(1,608,233)

Net realized loss on investments (Notes 1 and 3)	(32,784,588)

Net realized gain on futures contracts (Note 1)	42,119

Net realized loss on foreign currency transactions (Note 1)	(2,988)

Net realized gain on written options (Notes 1 and 3)	227,067

Net unrealized depreciation of investments, futures
contracts and written options during the period	(36,854,166)

Net loss on investments	(69,372,556)

Net decrease in net assets resulting from operations	$(70,980,789)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended

	6/30/08*	12/31/07
Operations:
Net investment loss	$ (1,608,233)	$ (6,125,759)

Net realized gain (loss) on investments and foreign
currency transactions	(32,518,390)	99,936,284

Net unrealized depreciation of investments	(36,854,166)	(18,212,064)

Net increase (decrease) in net assets resulting from operations	(70,980,789)	75,598,461

Redemption fees (Note 1)	448	1,553

Decrease from capital share transactions (Note 4)	(76,960,352)	(176,448,992)

Total decrease in net assets	(147,940,693)	(100,848,978)

NET ASSETS

Beginning of period	749,399,006	850,247,984

End of period (including accumulated net investment loss
of $1,608,233 and $—, respectively)	$ 601,458,313	$ 749,399,006

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total			Ratio of net
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2008**	$22.38	(.03)(d)	(2.08)(e)	(2.11)	—(f)	$20.27	(9.43)*	$458,584	.67*(d)	(.16)*(d)	86.18*
December 31, 2007	20.42	(.11)(d)	2.07	1.96	—(f)	22.38	9.60	501,307	1.38(d)	(.51)(d)	118.91
December 31, 2006	18.43	(.10)(d,g)	2.09	1.99	—(f)	20.42	10.80(g)	537,336	1.46(d,g)	(.54)(d,g)	89.18
December 31, 2005	17.27	(.11)(d,h)	1.27	1.16	—(f)	18.43	6.72(h)	571,624	1.54(d)	(.66)(d,h)	141.14
December 31, 2004	16.12	(.11)(d,i)	1.26	1.15	—(f)	17.27	7.13	687,124	1.43(d)	(.69)(d,i)	93.19
December 31, 2003	12.16	(.12)	4.08	3.96	—	16.12	32.57	798,401	1.34	(.88)	61.97

CLASS B
June 30, 2008**	$20.30	(.10)(d)	(1.87)(e)	(1.97)	—(f)	$18.33	(9.71)*	$94,930	1.04*(d)	(.54)*(d)	86.18*
December 31, 2007	18.67	(.25)(d)	1.88	1.63	—(f)	20.30	8.73	189,246	2.13(d)	(1.26)(d)	118.91
December 31, 2006	16.98	(.23)(d,g)	1.92	1.69	—(f)	18.67	9.95(g)	248,619	2.21(d,g)	(1.29)(d,g)	89.18
December 31, 2005	16.03	(.22)(d,h)	1.17	.95	—(f)	16.98	5.93(h)	330,367	2.29(d)	(1.41)(d,h)	141.14
December 31, 2004	15.07	(.22)(d,i)	1.18	.96	—(f)	16.03	6.37	455,259	2.18(d)	(1.45)(d,i)	93.19
December 31, 2003	11.46	(.21)	3.82	3.61	—	15.07	31.50	624,076	2.09	(1.63)	61.97

CLASS C
June 30, 2008**	$20.94	(.10)(d)	(1.94)(e)	(2.04)	—(f)	$18.90	(9.74)*	$23,262	1.04*(d)	(.53)*(d)	86.18*
December 31, 2007	19.25	(.26)(d)	1.95	1.69	—(f)	20.94	8.78	28,959	2.13(d)	(1.26)(d)	118.91
December 31, 2006	17.51	(.24)(d,g)	1.98	1.74	—(f)	19.25	9.94(g)	33,402	2.21(d,g)	(1.29)(d,g)	89.18
December 31, 2005	16.53	(.23)(d,h)	1.21	.98	—(f)	17.51	5.93(h)	39,584	2.29(d)	(1.41)(d,h)	141.14
December 31, 2004	15.55	(.22)(d,i)	1.20	.98	—(f)	16.53	6.30	52,679	2.18(d)	(1.45)(d,i)	93.19
December 31, 2003	11.81	(.22)	3.96	3.74	—	15.55	31.67	68,306	2.09	(1.63)	61.97

CLASS M
June 30, 2008**	$21.00	(.08)(d)	(1.94)(e)	(2.02)	—(f)	$18.98	(9.62)*	$14,548	.92*(d)	(.41)*(d)	86.18*
December 31, 2007	19.27	(.21)(d)	1.94	1.73	—(f)	21.00	8.98	18,185	1.88(d)	(1.01)(d)	118.91
December 31, 2006	17.48	(.19)(d,g)	1.98	1.79	—(f)	19.27	10.24(g)	20,389	1.96(d,g)	(1.04)(d,g)	89.18
December 31, 2005	16.46	(.19)(d,h)	1.21	1.02	—(f)	17.48	6.20(h)	23,616	2.04(d)	(1.16)(d,h)	141.14
December 31, 2004	15.44	(.18)(d,i)	1.20	1.02	—(f)	16.46	6.61	32,508	1.93(d)	(1.20)(d,i)	93.19
December 31, 2003	11.71	(.19)	3.92	3.73	—	15.44	31.85	42,555	1.84	(1.38)	61.97

CLASS R
June 30, 2008**	$22.16	(.06)(d)	(2.05)(e)	(2.11)	—(f)	$20.05	(9.52)*	$141	.79*(d)	(.27)*(d)	86.18*
December 31, 2007	20.27	(.16)(d)	2.05	1.89	—(f)	22.16	9.32	113	1.63(d)	(.75)(d)	118.91
December 31, 2006	18.34	(.15)(d,g)	2.08	1.93	—(f)	20.27	10.52(g)	81	1.71(d,g)	(.78)(d,g)	89.18
December 31, 2005	17.23	(.16)(d,h)	1.27	1.11	—(f)	18.34	6.44(h)	54	1.79(d)	(.94)(d,h)	141.14
December 31, 2004	16.12	(.14)(d,i)	1.25	1.11	—(f)	17.23	6.89	3	1.68(d)	(.90)(d,i)	93.19
December 31, 2003†	16.32	(.01)	(.19)	(.20)	—	16.12	(1.23)*	1	.13*	(.10)*	61.97

CLASS Y
June 30, 2008**	$22.70	(.01)(d)	(2.10)(e)	(2.11)	—(f)	$20.59	(9.30)*	$9,994	.54*(d)	(.03)*(d)	86.18*
December 31, 2007	20.67	(.06)(d)	2.09	2.03	—(f)	22.70	9.82	11,589	1.13(d)	(.26)(d)	118.91
December 31, 2006	18.61	(.06)(d,g)	2.12	2.06	—(f)	20.67	11.07(g)	10,421	1.21(d,g)	(.29)(d,g)	89.18
December 31, 2005	17.39	(.07)(d,h)	1.29	1.22	—(f)	18.61	7.02(h)	10,320	1.29(d)	(.41)(d,h)	141.14
December 31, 2004	16.19	(.08)(d,i)	1.28	1.20	—(f)	17.39	7.41	14,065	1.18(d)	(.46)(d,i)	93.19
December 31, 2003	12.18	(.09)	4.10	4.01	—	16.19	32.92	20,261	1.09	(.63)	61.97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to December 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

June 30, 2008	0.05%

December 31, 2007	<0.01

December 31, 2006	0.05

December 31, 2005	0.03

December 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.05 per share.

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended December 31, 2006.

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.03

Class Y	0.01	0.06

(i) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.02 per share and 0.14% of average net assets.

The accompanying notes are an integral part of these financial statements.

46

Notes to financial statements 6/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Discovery Growth Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported— as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2008, the value of securities loaned amounted to $112,716,271. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $115,809,231 which is pooled with collateral of other Putnam funds into 65 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2007, the fund had a capital loss carryover of $876,068,215 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 22,418,300	December 31, 2008

471,185,121	December 31, 2009

372,597,779	December 31, 2010

9,712,905	December 31, 2011

154,110	December 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending December 31, 2008, $10,926,848 of losses recognized during the period November 1, 2007 to December 31, 2007.

The aggregate identified cost on a tax basis is $677,684,639, resulting in gross unrealized appreciation and depreciation of $64,636,785 and $35,795,439, respectively, or net unrealized appreciation of $28,841,346.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended June 30, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $280,628 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended June 30, 2008, the fund incurred $1,289,611 for investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended June 30, 2008, the fund’s expenses were reduced by $25,394 under the expense offset arrangements and by $41,054 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $408, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,424 and $884 from the sale of class A and class M shares, respectively, and received $56,625 and $706 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $177 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $538,005,098 and $622,492,659, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 76,320	$ 110,534

Options opened	105,200	176,024
Options exercised	(33,480)	(59,491)
Options expired	(148,040)	(227,067)

Options closed	—	—

Written options
outstanding at
end of period	$ —	$ —

Note 4: Capital shares

At June 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 6/30/08:

Shares sold	3,465,817	$ 69,658,394

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,465,817	69,658,394

Shares
repurchased	(3,247,298)	(65,939,825)

Net increase	218,519	$ 3,718,569

Year ended 12/31/07:

Shares sold	2,673,006	$ 58,948,633

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,673,006	58,948,633

Shares
repurchased	(6,581,750)	(144,334,621)

Net decrease	(3,908,744)	$ (85,385,988)

CLASS B	Shares	Amount

Six months ended 6/30/08:

Shares sold	120,148	$ 2,218,976

Shares issued
in connection
with reinvestment
of distributions	—	—

	120,148	2,218,976

Shares
repurchased	(4,260,085)	(77,635,955)

Net decrease	(4,139,937)	$(75,416,979)

Year ended 12/31/07:

Shares sold	415,315	$ 8,247,584

Shares issued
in connection
with reinvestment
of distributions	—	—

	415,315	8,247,584

Shares
repurchased	(4,411,324)	(88,237,134)

Net decrease	(3,996,009)	$(79,989,550)

CLASS C	Shares	Amount

Six months ended 6/30/08:

Shares sold	28,282	$ 544,163

Shares issued
in connection
with reinvestment
of distributions	—	—

	28,282	544,163

Shares
repurchased	(180,621)	(3,424,747)

Net decrease	(152,339)	$(2,880,584)

Year ended 12/31/07:

Shares sold	89,516	$ 1,833,742

Shares issued
in connection
with reinvestment
of distributions	—	—

	89,516	1,833,742

Shares
repurchased	(441,272)	(9,089,727)

Net decrease	(351,756)	$(7,255,985)

CLASS M	Shares	Amount

Six months ended 6/30/08:

Shares sold	17,393	$ 331,888

Shares issued
in connection
with reinvestment
of distributions	—	—

	17,393	331,888

Shares
repurchased	(116,820)	(2,229,766)

Net decrease	(99,427)	$(1,897,878)

Year ended 12/31/07:

Shares sold	48,977	$ 1,008,283

Shares issued
in connection
with reinvestment
of distributions	—	—

	48,977	1,008,283

Shares
repurchased	(241,531)	(5,002,668)

Net decrease	(192,554)	$(3,994,385)

CLASS R	Shares	Amount

Six months ended 6/30/08:

Shares sold	2,366	$ 47,712

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,366	47,712

Shares
repurchased	(462)	(9,284)

Net increase	1,904	$ 38,428

Year ended 12/31/07:

Shares sold	1,693	$ 36,995

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,693	36,995

Shares
repurchased	(577)	(12,523)

Net increase	1,116	$ 24,472

CLASS Y	Shares	Amount

Six months ended 6/30/08:

Shares sold	37,306	$ 770,376

Shares issued
in connection
with reinvestment
of distributions	—	—

	37,306	770,376

Shares
repurchased	(62,507)	(1,292,284)

Net decrease	(25,201)	$ (521,908)

Year ended 12/31/07:

Shares sold	90,951	$ 2,009,858

Shares issued
in connection
with reinvestment
of distributions	—	—

	90,951	2,009,858

Shares
repurchased	(84,717)	(1,857,414)

Net increase	6,234	$ 152,444

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended June 30, 2008, management fees paid were reduced by $10,854 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $407,878 for the period ended June 30, 2008. During the period ended June 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $216,942,767 and $226,050,158, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended June 30, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Morgan Stanley, Citigroup Global Markets, UBS Securities, Credit Suisse First Boston, and Merrill Lynch, Pierce, Fenner & Smith. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns, CIBC World Markets, Deutsche Bank Securities, Goldman, Sachs, Investment Technology, J. Morgan Securities, RBC Capital Markets, SG Cowen, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA017 252077 8/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Discovery Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2008